UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 9, 2015

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1098 Hamilton Court Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On December 10, 2015, BioPharmX Corporation, a Delaware corporation (“Company”), consummated the issuance and sale of an aggregate of 4,100,000 shares (“Private Placement Shares”) of the Company’s common stock in a private placement transaction (“Private Placement”) at a price per share of $1.43, generating gross proceeds of $5,863,000. The Private Placement Shares were purchased by Franklin Strategic Series - Franklin Biotechnology Discovery Fund and Franklin Templeton Investment Funds — Franklin Biotechnology Discovery Fund (together, the “Purchasers”) pursuant to a purchase agreement dated December 9, 2015 (“Purchase Agreement”).  In addition, for a period of five years, the Purchasers shall have the right to purchase up to an aggregate of 20% of the securities offered by the Company in any subsequent private placement.  A copy of the press release related to the Private Placement is attached to this Current Report on Form 8-K as Exhibit 99.3.

In connection with the Private Placement, the Company and the Purchasers have entered into a Standstill Agreement (“Standstill Agreement”), pursuant to which the Company agreed to appoint a candidate recommended by the Purchasers as a new independent member of its Board of Directors (“Board”), and to subsequently nominate for future director elections such candidate recommended by the Purchasers or a successor to such candidate. The appointment and nomination of such candidate is subject to the reasonable objection of the Board and such candidate may not be an affiliate of either the Company or the Purchasers. The Purchasers will continue to have such right to recommend one member to the Board for so long as the Purchasers and their affiliates continue to hold at least 9.99% of the Company’s outstanding common stock (including securities convertible into common stock).  In addition, until the earlier of (a) the date that the Purchasers and their affiliates collectively cease to hold at least 9.99% of the Company’s outstanding common stock (including securities convertible into common stock) or (b) December 10, 2020, the maximum authorized size of the Board shall not be more than seven (7) directors without the prior written consent of the Purchasers.

The Purchasers also agreed, subject to certain exceptions, including engaging in Negotiated Transactions (as defined in the Standstill Agreement), that they and their affiliates will not, unless approved by a majority of the disinterested members of the Board, directly or indirectly, alone or in concert with others, acquire in excess of 25% of Company’s stock (including securities convertible into common stock).

These standstill provisions will be suspended upon (1) the Company entering into an agreement providing for (a) the Acquisition (as defined in the Standstill Agreement) of the Company including by stock purchase, merger or the acquisition and/or license of all or substantially all of the Company assets and/or intellectual property or (b) the acquisition of, including by way of tender offer or otherwise, beneficial ownership representing a majority of the voting power of the Company or (2) a third party acquires and holds more than 25% of the Company’s outstanding common stock (including securities convertible into common stock) and will terminate upon the earlier to occur of (1)  December 10, 2023 or (2) the Purchasers and their affiliates no longer holding at least 5% of the Company’s outstanding common stock (including securities convertible into common stock).

Further, the Company and the Purchasers entered into a Registration Rights Agreement (“Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (“SEC”) within 3 months from the Closing and to use commercially reasonable efforts to have the Registration Statement declared effective by the SEC. In the event that the Company does not file the Registration Statement within 3 months from the Closing, for all or part of any 30-day period during which the failure to file remains uncured, the Company shall issue to the Purchasers a number of shares of common stock at no cost to the Purchasers equal to one percent (1.0%) of the aggregate number of shares of common stock purchased by the Purchasers in the Private Placement for each 30-day period during which the failure to file remains uncured, but in no event shall the Company be required hereunder to issue to the Purchasers an aggregate amount of shares of the Company’s common stock that exceeds five percent (5%) of the aggregate number of shares of common stock purchased by the Purchasers in the Private Placement. The Registration Rights Agreement also granted the Purchasers customary piggyback registration rights.

The foregoing descriptions of the Purchase Agreement, the Standstill Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Purchase Agreement, which is filed as Exhibit 99.1 to this report and incorporated herein by reference, the Standstill Agreement, which is filed as Exhibit 99.2 to this report and incorporated herein by reference and the Registration Rights Agreement, which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 3.02.                                        Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this report. All of the Private Placement Shares were offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended, provided by Section 4(a)(2) as a transaction with accredited investors not involving a public offering.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description

4.1	Registration Rights Agreement, dated December 10, 2015, by and between BioPharmX Corporation and the Purchasers named therein.

99.1	Purchase Agreement, dated December 9, 2015, by and between BioPharmX Corporation and the Purchasers named therein.

99.2	Standstill Agreement, dated December 10, 2015, by and between BioPharmX Corporation and the Purchasers named therein.

99.3	Press release by BioPharmX Corporation dated December 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: December 10, 2015	By:	/s/ James R. Pekarsky
	Name:	James R. Pekarsky
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Registration Rights Agreement, dated December 10, 2015, by and between BioPharmX Corporation and the Purchasers named therein.

99.1	Purchase Agreement, dated December 9, 2015, by and between BioPharmX Corporation and the Purchasers named therein.

99.2	Standstill Agreement, dated December 10, 2015, by and between BioPharmX Corporation and the Purchasers named therein.

99.3	Press release by BioPharmX Corporation dated December 10, 2015.